Significant Accounting Policies (Details)	12 Months Ended
Dec. 31, 2018
Significant Accounting Policies (Textual)
Lease liability, description	These changes are expected to result in an increase of USD 1.2 million in the balance of right-of-use assets at the date of initial application and an increase of USD 1.2 million in the balance of the lease liability at the date of initial application.
Nominal discount rate used for measuring lease liability	8.00%